World Precious Minerals Fund | World Precious Minerals Fund
World Precious Minerals Fund
U.S. GLOBAL INVESTORS FUNDS MegaTrends Fund World Precious Minerals Fund Global Resources Fund Institutional Class Shares SUPPLEMENT DATED MARCH 19, 2013 TO THE PROSPECTUS DATED MAY 1, 2012

The minimum initial investment in each fund has been reduced from $5 million to $1 million.

The Board of Trustees of the U.S. Global Investors Funds (the “Trust”) approved a reduction in each fund’s redemption fee to 0.05% (as a percentage of amount redeemed, as applicable, on fund shares held 7 days or less). In connection with this change, the Board also approved an amendment to the Trust’s valuation polices to increase the frequency with which the Trust utilizes a systematic fair valuation model provided by an independent third party to value foreign securities.